UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 3, 2006

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway South Jordan, Utah		84095
(Address of principal executive offices)		(Zip Code)

(801) 253-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            OTHER EVENTS.

On January 3, 2006, Merit Medical Systems, Inc. (the “Company”) issued a press release announcing the acquisition of the capital stock of MCTec Holding, B.V., a Dutch corporation.  A copy of this press release is furnished herewith as Exhibit 99.1.

The Company will hold a telephone conference to discuss the press release on Wednesday, January 4, 2006 at 3:00 p.m. MST.

Call-in number for U.S. participants:	(800) 240-2134
Call-in number for international participants:	(303) 262-2130

A transcript of the telephone conference will be available on the investor relations portion of the Company’s website at http://www.merit.com.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 3, 2006 entitled “Merit Medical Acquires MCTec.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: January 4, 2006	By:	/s/ Kent W. Stanger
Kent W. Stanger
Chief Financial Officer, Secretary and Treasurer